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                   SELLING AND MANUFACTURING LICENSE AGREEMENT
                                NO. BMEI 97-A-102

   -------------------------------------------------------------------------


                                   * * * * * *

This Agreement is made and entered into this 11th day of July, 1997 by and between

PRIMA INDUSTRIES S.p.A., a corporation organized and existing under the laws of Italy, having its offices at Via Antonelli 32, 10097 Regina Margherita di Collegno (TO), Italy (hereafter called "Licensor")

And

Beijing Machinery and Electricity Institute, an institute organized and existing under the laws of China, having its principal office at No. 4 Gong Ti Bei Lu, 100027, Chao Yang District, Beijing, China (hereinafter called "Licensee")

         WHEREAS, Licensor in the course of years of developing and designing the most advanced laser cutting machines and robots with specific electronic controls of quality recognized all over the world, has acquired and is continuing to develop particular skills and technical know-how in this field through a staff of engineers capable of developing and designing such products and of rendering assistance to Licensee in his manufacture of such products.

         WHEREAS, Licensee desires to obtain, and Licensor is willing to grant to Licensee, a license to manufacture and sell the Licensed Products as hereinafter defined. It is therefore mutually agreed by each of the Parties hereto as follows:


                                    ARTICLE 1

                                   DEFINITIONS

For the purpose of this Agreement, the following terms shall have the following meanings:

1.1 The AGREEMENT shall mean this Agreement and any exhibits attached thereto and any amendments permitted under this Agreement.

1.2 The LICENSED PRODUCT shall mean the Laser Cutting Machines called LASERWORK GOLD model 1530 (also briefly defined as LW1530) and their ancillary and optional equipment of Licensor's design, which technical specifications are described in the EXHIBIT A, here attached.

1.3 The TERRITORY shall mean the countries as defined in article II in which Licensee will have the non-exclusive, non-transferable, non-divisible right to manufacture, use, sell and assist the Licensed Product.

1.4 The LICENSED TECHNOLOGY shall mean Licensor's drawings of mechanical parts, electric and pneumatic diagrams as well as other written Technical Information, pertaining to items developed by the Licensor in relation with the Licensed Product and as defined in EXHIBIT C here enclosed, and all unwritten/oral technical information which are transferred and communicated to Licensee in any occasion and particularly during the Training Classes.

1.5 The LICENSED TRADEMARK means the trademark itself, the type of its characters and its colors which can be used by Licensee under the Agreement in the Territory of the Licensed Product.

                                   ARTICLE II

                    SCOPE OF LICENSE AND ITS LICENSED PRODUCT

2.1 Licensor hereby grants to Licensee for the term of this Agreement the not exclusive, non-transferable, non-divisible license under the Licensed Technology for the manufacture, use, sale and assistance of the Licensed Product including its Trademark within the Territory of China.

2.2      Licensor grants to Licensee not to sell at lower license fee (see
         ARTICLE IV) the LW1530 technology to another Chinese customer until the schedule of EXHIBIT G is completed.

2.3 During the Agreement, Licensee and Licensor, in case of request of Licensee, will agree for a common logo including the two logos and Trademarks in equal evidence and dimension, in order to show the existing cooperation.

                                   ARTICLE III
                              TECHNICAL ASSISTANCE

3.1 Licensor will permit to Licensee to send its engineers to Licensor's premises where such engineers will be granted access to the Licensed Technology, as Licensor and Licensee deem necessary and appropriate. Licensor further agrees to give to Licensee's engineers technical training through Technical Classes and explanation of Technical Information (documentation), part at Licensor's premises and part at Licensee's premises. The total maximum time length of the training classes will be according to EXHIBIT B. Travel and living expenses of Licensee's personnel in Italy will be at Licensee's charge. Travel and living expenses of Licensor's personnel in China will be at Licensor's charge.

3.2 The Licensee may require from Licensor further technical assistance for engineering, manufacturing, installation, setting up, service and marketing of the Licensed Product in the Territory. The request must reach the Licensor with adequate notice and he shall supply such assistance within reasonable time, completely at Licensee's charge. Consequently, the Licensee will issue a purchase order for such assistance according to the conditions currently used by the Licensor at that time. For further technical assistance provided in addition to EXHIBIT B training, agreed conditions are [ * ] /per actual working day plus travel and living expenses of Licensor's personnel.

3.3 During the term of this Agreement, the Licensor will timely transfer to the Licensee possible updating of the Technical Information, showing improvements and modifications and further development of the Licensed Product. Reciprocally, modifications, improvements and further developments of the Licensed Product made by the Licensee will be timely transferred to the Licensor. These transfers will be [ * ] charge, except cost of the transfer.

3.4 The Licensor grant to Licensee that the Licensed Technology is complete, accurate and workable.

                                   ARTICLE IV

                              PRICE OF THE LICENSE

The Licensee shall pay to the Licensor the following sums related to the following items:

4.1 The license fee, for the transfer of the Licensed Technology and for granting the manufacturing and selling rights of the Licensed Product with its Trademark. The License Fee is divided into two items:
         front payment and running royalties.

4.1.1    The front payment is split in two installments:
         Front payment related to the LW1530 and to the licensed ancillary and optional equipment (see EXHIBIT A): [ * ]

4.1.2    The running royalties for model LW1530:
                  [  *  ]
                  Royalties will apply to all units of the Licensed Product delivered by the Licensee during the terms of the Agreement within the Territory.

4.2 The training classes and documentation as set forth in item 3.1 hereof. The following prices must be considered splitted as follows:
                  (arrow appears here.)[  *  ] for the training classes;
                  (arrow appears here.)[  *  ] for the documentation.
         Training classes and documentation for the model LW1530:
         [  *  ]

                                    ARTICLE V

                        PAYMENT TERMS OF THE LICENSE FEES

5.1 Front payment related to the model LW1530, according to item 4.1.1, 4.2, hereof, shall be paid to Licensor in the following way:

         (arrow appeears here.)[ * ] down payment, by telegraphic transfers, within 15 (fifteen) days after the execution of the Agreement, it is:
         [  *  ]

         (arrow appears here.)[ * ], by letter of credit, against the shipping document of technical documentation:
         [  *  ]

5.2 The sum related the training classes and documentation for the model LW1530, subject to the provisions of item 4.2 hereof, shall be paid by Letter of Credit within 15 (fifteen)days after completion of the training classes in Italy, in a single installment, i.e.: [ * ]

5.3 The running royalties, as per item 4.1.2 hereof, will be paid by telegraphic transfer not later than January 31, of the following year on all the units of Licensed Product invoiced during the previous year. The payment will be accompanied by a clear breakdown, with a complete name and address of the customers who received the machines and their invoicing dates.

                                   ARTICLE VI

                              ORDER FOR BASIC KITS

6.1 In conjunction with the execution of this Agreement, the Licensee will pass to Licensor a formal purchase order for one basic LW1530 kit, which will be delivered and invoiced by Licensor to Licensee at the end of the training classes.

         The purchase order is based on Licensor's price as in EXHIBIT D.

         The Licensee will also issue a formal purchase order for further 2
         (two) basic LW1530 kits, according to the scheduled of EXHIBIT G and the price of EXHIBIT D.
         The purchase contract of the Kits will be signed separately.

                                                    ARTICLE VII

                                                 TRAINING CLASSES

7.1 The training classes are described in EXHIBIT B.

         Their purpose is to transfer and explain the Licensee's engineers and specialized workers the Licensed Technology as defined at item 1.4 hereof, in order to make them capable of manufacturing and of selling the Licensed Product.

7.2 During the training, the basic kit purchased by the Licensee, according to item 6.1. Hereof, will be assembled and tested by Licensee's engineers under the supervision of Licensor's personnel.

7.3 The training classes related to the model LW1530 will start 2 (two) months after the execution of this Agreement.

                                  ARTICLE VIII

                                TERM OF AGREEMENT

8.1 This Agreement shall become effective upon the date of the signature, subject to the approval by the final agency of the Licensee Government, and it will have duration of 5 (five) years.

8.2 Licensee will be bound to consider confidential all information on Licensed Technology and Licensed Product for the term of the Agreement.

8.3 Licensor may, on 90 (ninety) days prior written notice, given to Licensee at any time during the term of this Agreement, terminate this Agreement, if Licensee commits any material breach of his obligation hereunder.

8.4 Licensee may terminate this Agreement, through a 90 (ninety) days prior written notice given to Licensor at any time during the term of this Agreement, if Licensor commits a material breach of any of his obligation under this Agreement.

8.5 For the purpose of this article, the 90 day period shall commence from the date the notice is received by Licensor or Licensee, as the case may be, and such notice shall contain a statement setting forth the reasons for canceling the Agreement. The Party receiving the said notice may, within said 90 day period, remedy such breach or other basis for terminating the Agreement as stated in said notice, in which event termination will not become effective.

8.6 This Agreement shall terminate immediately and without any prior written notice if Licensor or Licensee becomes insolvent or bankrupt or enter into or becomes involved in a similar proceeding.

8.7 In the above cases of "forced termination" as of items 8.3, 8.4 and 8.6, if the termination is caused by default of the Licensor, he will lose his right to receive the remaining license fee. If the termination is caused by default of the Licensee, he will lose immediately the rights granted with this Agreement.

                                   ARTICLE IX

                         COOPERATION BETWEEN THE PARTIES

9.1 During the term of this Agreement, Licensee agrees to buy from Licensor, who agrees to sell, the CNC control of the Licensed Product, PRIMACH-L, as defined in EXHIBIT E.

         The price of this unit, ex-works the Licensor's plant, is agreed for:
         [  *  ]

9.2 During the term of this Agreement, Licensee agrees to buy from Licensor, who agrees to sell, the Z/F axes group including the cutting head, as defined in EXHIBIT F.

         The price for this unit, ex-works the Licensor's plant, is agreed for:
         [  *  ]

                                    ARTICLE X

                           INDUSTRIAL PROPERTY RIGHTS

10.1 To the best of Licensor's knowledge and belief, the manufacture and use of the Licensed Product does not infringe rights of others in the Territory. In the event of any suit against Licensee related to the Licensed Product, Licensor will cooperate with its best capabilities in defending Licensee or otherwise dealing with such suit.

10.2 Licensor shall guarantee the Licensor owns the industrial property right of Licensed Product. Licensor shall be responsible for any loss and dispute occurred from possible infringe of others rights in the Territory due to this industrial property.


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

11.1 Neither this Agreement nor any rights or obligation hereunder may be transferred or assigned by the Licensee to any third Party without prior written consent of the Licensor.

11.2 All the Licensed Products and their optional of Licensee's design shall be a joint trademark of the Parties hereto, with both names in equal evidence. Furthermore each Licensed Product manufactured by the Licensee shall bear a plate in both Chinese and English languages with a description to the effect that the product is manufactured by the Licensee under license of "Prima Industrie S.P.A-Torino, Italy".

11.3 The Licensor and the Licensee mutually agree, under this Agreement, to protect all information reciprocally exchanged for the purpose of this Agreement including license Price. However, the Licensee may disclose such information to any of its contractors or sub-contractors as long as the contractor or sub-contractor will undertake with the Licensee to protect such information in the same manner as established herein.

11.4 All notices to be given under or with respect to this Agreement shall be given in writing and in English language.

11.5 All headings herein are inserted for convenience of reference only and shall not affect the interpretation of the Agreement in any manner.

11.6 This Agreement totally supersedes and makes null and void all the previous written and oral Agreements and it is intended as the final and complete expression of the will of the Parties with respect to the subject matter hereof. It shall not be modified or amended except in writing signed by duly authorized Officer of each Party hereto.

11.7 The obligations of the Parties hereto shall be subject to all laws and regulations, both present and future, of any government having jurisdictions over one of the Parties hereto and to war, acts of God, strikes, or other labour disturbance, fires, floods, earthquakes, and any causes beyond the control of the Parties. The Parties hereto shall also be excused from any failure to perform any obligation hereunder to the extent of such failure is caused by any such law, regulation or contingency.

11.8 In the event that any dispute or controversy should arise between the Parties relating to or in connection with the performance of this Agreement or any breach thereof, the Parties thereto shall use their best efforts to settle the same amicably. Failing an amicable settlement, the matter shall be finally settled pursuant to the Rules of Conciliation and Arbitration of the International Chamber of Commerce by three arbitrators appointed in accordance with the Rules. The parties agree that the place of arbitration shall be London, UK. The decision of the arbitrators pursuant to this section and rules shall be final and binding upon the Parties and the expense of such arbitration shall be born according to the decision of the arbitrators.

IN WITNESS WHEREOF, each of the Parties hereto has caused this Agreement to be executed by its duly authorized representative in English language and in duplicate originals as of the day and year first above set forth.


PRIMA INDUSTRIE S.p.A.                             BEIJING MACHINERY AND
                                                   ELECTRICITY INSTITUTE



-----------------------------------         ------------------------------------

                           ---------------------------
                                LIST OF EXHIBITS
                           ---------------------------


                                      *****


EXHIBIT A         -        The Licensed Product

EXHIBIT B         -        Training Program

EXHIBIT C         -        Technical Information

EXHIBIT D         -        Quotation for one kit of LASERWORK GOLD 1530

EXHIBIT E         -        PRIMACH-L, CNC control

EXHIBIT F         -        Z/F axes group and cutting head

EXHIBIT G         -        Schedule for further purchase orders

                               ------------------
                                    EXHIBIT A
                               ------------------


                             1. THE LICENSED PRODUCT


o        LASERWORK GOLD 1530

o        PALLET EXCHANGER

o        SHEET LOADER

o        ROTARY AXIS


NOTES:

1.       Licensee will manufacture:
         -        machine structure;
         -        X/Y carriages;
         -        electromechanics/pneumatic subassemblies;
         -        optical chain;
         -        main options.

2.       Licensee will purchase
         -        Z/F axes group with cutting head   (from PRIMA)
         -        PRIMACH controller                 (from PRIMA)
         -        laser generator
         -        chiller, air filter

3.       Licensee will take care of:
         -        machine assembly and wiring
         -        machine commissioning and testing
         -        machine installation
         -        customer training
         -        after sale service

                2. TECHNICAL DESCRIPTION OF THE LICENSED PRODUCT


                                  INTRODUCTION


The most important and innovative features which make the difference between the LASERWORK GOLD from the previous LASERWORK versions are the following:

1. The LASERWORK GOLD head allows an independent programmable adjustment both of focus (focal point position) and of the stand-off (the distance between the nozzle and the workpiece). This is possible thanks to a real CNC controlled axis which runs the lens movement (F axis).

         In this way it is possible:

         o to cut any material, even having a certain thickness, without any intervention of the machine operator;
         o to program in advance all the parameters necessary to cut every material, for the easy and safe use of the machine, even without the intervention of highly skilled personnel
         o to accurately check the cutting process in all the working volume;


2. The LASERWORK GOLD head allows a very fast substitution of the focusing lens (from focal 5" to focal 7.5") without any subsequent adjustment. The lenses are centred once, i.e. when they are positioned in the machine, and they can be substituted, whenever necessary, with a "drawer type" system having safety interlocks.

3. The LASERWORK GOLD head is equipped with a capacitive sensor which is able to automatically find the right position of the workpiece. A sliding pad (contacting sensor) is available as an option to process non-conductive materials. The sliding pad may also be charge to press against the workpiece and allow, for example, the multilayer cutting.

4. The LASERWORK GOLD protective cabin (option) has been completely redesigned with the following features:

         o front sliding opening and movable door for the total side accessibility.
         o Lateral "bellow" opening for the total accessibility on the other machine side.


         The shape of this cabin (which can be completely opened either in the front door direction or at the end of the machine) together with the right side of the machine lower than the process pallet, allows the best possible accessibility to the process for the manual loading/unloading of the pieces and for maintenance and/or inspection.

Moreover, many machine components have been furtherly developed and engineered:

o dynamic and accuracy are further improved (new main chariot simplified with movement through high precision ball screw)
o restyling of the mobile fumes and scraps collector grants higher efficiency against a lower consumption o better performance also of pallet exchanger driving system due to its re-design (for machine equipped with pallet exchanger option)
o big simplification of the water canalization, collecting, filtering and re-circulating system for the water assisted cutting (cool-cut option).

A        THE BASIC MACHINE

A.1      LASER CUTTING OF MACHINE, MODEL LW 1530 GOLD

A.1.01   MACHINE DESCRIPTION

         The features of the LASERWORK machine are the following:

         o The machine is a three numerically controlled axes moving with the following strokes:

                  X=3050mm
                  Y=1525mm
                  Z=150mm

                  The actual Z travel depends from the focal length being used. The LASERWORK GOLD head allows the independent programmable adjustment of the focal point position and of the stand-off thanks to another numerically controlled axis (F) parallel to Z.

         o        All movements are performed by the laser head (FLYING OPTICS).
                  The workpiece remains stationary during cutting.

         o The system has been specially conceived and designed for laser cutting and welding flat metal and/or plastic parts. The workpiece (i.e. sheet metal, etc.) is positioned on a pallet which is locked in position during laser cutting and can roll longitudinally backwards alongside the machine when manually pushed thus making it very accessible during loading/unloading operations.

         o        The machine is equipped with a N/C smoke and scrap collector.
                  This device continuously follows the laser head. In this way the smoke and dust suction becomes very efficient, minimizing the required air-flow.

         o X axis is driven by precision rack and pinion system as well as Y, Z and F are driven by precision ball screw, using backlash-free gear-boxes and AC brushless motor.

         o The structure of the machine is modular. Optional features can be retrofitted as wanted:

                  [ ] a pallet changer, an automatic plate loading device and an automatic unloading and sorting unit are optionally available for handling parts in production environments;

                  [ ] when necessary, workpieces can be machined mounting and clamping them in a N/C rotary indexer, (optionally available) which can be operated at the front of the machine;

         o The beam delivery system includes mirrors and lenses adequately protected by clean and dry air into an hermetically closed and over pressurized environment. Mirrors can be removed for cleaning or replacement and can be easily set-out again in identical position.

         o The focusing lens, easy to re-set towards the workpiece surface, is cooled with a suitable solution adequate for beam power up to 3.5KW. Lenses with various focal length are available.
                  The lens of 5" and 7.5" are included in the basic supply.

         o Air dryer and filter are integrated with the machine. (Air compressor may be supplied on request.)

         o The NUMERICAL CONTROL system PRIMACH-L is developed and manufactured by PRIMA ELECTRONICS, a Company of PRIMA INDUSTRIE Group. Its main features are:

               [ ] integration into a single box (made according to IP54 protection level) with all man-machine interface and Input/Output devices

               [ ] MOTOROLA 32 BIT Multiprocessor architecture with extremely high performance

               [ ]    VME buss compatible

               [ ]    VGA colour screen

               [ ]    hard disk 425 Mbyte

               [ ]    interface card operator/PC (INTEL 486)

               [ ]    WINDOWS(TM) environment

               [ ] menu for man/machine communication for programming, monitoring, machine parameter setting, laser and cutting programs

               [ ]    complete integration with laser generation

               [ ]    programming in G Codes

               [ ]    scale factors

               [ ]    tool radius compensation

               [ ]    interpolation: linear, circular

               [ ]    fly capabilities

               [ ]    integration

               [ ]    5" floppy drive

               [ ]    possibility of out-of-line programming (CAD/CAM) by PICAM.

         o The machine is equipped with a control box for distribution of water, gas, compressed air.

         o The electric and electromechanic circuitry as well as the power amplifiers of servomotors are completely integrated with the machine structure.

         o The prescribed stand-off of nozzle tip is kept constant by a capacitive head which moves on the part-piece surface.

         o        The focus depth is automatically controlled by CNC.

         o The machine has been designed keeping its right shoulder at the same level of the part piece. In this way the parts on the pallet are perfectly accessible not only from both ends of the pallet but also on its complete right side. Of course accessibility becomes perfect when using the automatic pallet changer which is optionally available.

         o The machine is easily and quickly installed. No foundation is necessary (unless in presence of strong vibrations). The machine stands on 4 pads only. Unlike machines of other manufacturers, LW 1530 GOLD is aligned and leveled in a few minutes. In case of floor dislocation the machine can be aligned and leveled again in a few minutes. This is made possible by the very sturdy machine structure and a propriety design of the machine pads.

A.1.02   LASER GENERATOR AND WATER CHILLER

         LW 1530 GOLD can be equipped with different laser generators and water chillers having different features and power.

A.1.03   HIGH PRESSURE CUT SYSTEM

         The basic machine provides a high pressure HIGH PRESSURE CUT kit. Such a device is used for cutting stainless steel using Nitrogen or other covering gas to reduce oxidization along the cutting edge. The device consists of a system for distributing gas to the cutting area, a lens with the appropriate focal length and thickness and an analogue display of pressure. The change of type gas and its setting at the right pressure is made automatically according to part-program. Any workpieces requiring subsequent welding will not need dressing before processing if cut with HIGH PRESSURE CUT SYSTEM.

B.       OPTIONS

B.01     AUTOMATIC PALLET EXCHANGE PA-TYPE (including no.1 pallet)

         An automatic pallet changer unit is used to minimize non-productive time and to improve productivity. Pallets are moved horizontally between the working position and the changer unit. Two pallets are placed one on top of the other inside the changing unit. A hoisting device positions the pallet, which holds the new plate to be processed, to the required work level and then the pallet is moved horizontally in the working area.
         Max electrical consumption:  2KW (2.2kVA).
         A two-level photoelectric cell for safety is supplied which the automatic pallet exchange type both in the version with sheet loader and without sheet loader.
         They must comply with the C.E. (Europe) and CDRH (USA) rules.

B.02     SHEET LOADER

         Capacity 650kg with No. 2 automatic clamps

B.03     N/C SELF-CENTERING ROTARY AXIS

         Its maximum diameter measures 300mm while its passing hole diameter 150mm. Software is included
         Max electrical consumption: 1KW (1.1kVA)

B.04     TAILSTOCK FOR THE N/C ROTARY AXIS

B.05     LUNETTE FOR THE N/C ROTARY AXIS

                               ------------------
                                    EXHIBIT B
                               ------------------


                                    TRAINING


1.       ENGINEERING TRAINING                        1 week in Italy

2.       MANUFACTURING/ASSEMBLY TRAINING             2 weeks in Italy

3.       COMMISSIONING/TESTING TRAINING              2 weeks in Italy

4.       USE AND PROGRAMMING TRAINING                1 week in Italy
                                                     1 week in China

5.       SERVICE TRAINING                            1 week in Italy
                                                     1 week in China

6.       MARKETING TRAINING                          1 week in China



NOTE:  Trainings will be made in English language.

                               ------------------
                                    EXHIBIT C
                               ------------------


                    TECHNICAL INFORMATION OF LICENSED PRODUCT

1. MECHANICAL DRAWING INCLUDING PRODUCTION DRAWING OF COMPONENTS PROVIDED IN PRIMA INDUSTRIE FACTORY

2.       ELECTRICAL DRAWINGS

3.       DESIGN DOCUMENTS FOR MACHINE

4.       CNC & CAD/CAM DOCUMENTS

5.       PROCEDURES FOR ASSEMBLY, COMMISSIONING, INSTALLATION, ACCEPTANCE

6.       PRODUCTION DATA BASE

7.       BILL OF MATERIAL OF PURCHASED PARTS (SPECS., VENDORS, PRICES, ETC.)

8.       PLC PROGRAMS

9.       CUTTING APPLICATION INFORMATION

10.      MISCELLANEOUS (PACKING, TRANSPORTATION, SPARES LISTS, ETC.)

11.      TIPS DRAWINGS

NOTE 1:

o        Technical documentation will be in English language
o        Drawings will be supplied in CAD formats

NOTE 2:

         The following items are excluded:
o        Z/F axes group with cutting head
o        PRIMACH-L controller
o        Laser generator
o        Chiller, air filter

                               ------------------
                                    EXHIBIT D
                               ------------------


                   PRICE FOR PRIMA NC LASER CUTTING SYSTEM KIT
                                  LW GOLD 1530

ITEM DESCRIPTION                                                     PRICE (USD)

A.       LASER CUTTING MACHINE BASIC KIT LW GOLD 1530 - DISASSEMBLED BASIC
         MACHINE

         No. of NC axes 3 (X, Y, Z) + 2 (F,V)
         strokes:          X        3050mm
                           Y        1525mm
                           Z        150mm
         No. of axes CNC controlled: 5 (including focusing axis and collector) Independent and programmable check of the focusing position and of the nozzle/piece distance Automatic adjustment of focusing position (F axis) CNC PRIMACH-L CNC collector for smokes, scraps, water (when installed), small pieces (V axis) Focusing head with 5" lens (9mm thickness) and capacitive sensor Additional lens 7.5" (thickness 9mm) and lens holder High pressure kit and gas switching Air dryer and filters No. 1 pallet with No. 2 manual clamps and No. 1 reference hook

======================================================= [  *  ]

B.       SALES CONDITIONS

         B.1      PAYMENT TERMS
                  *[ * ] at order by telegraphic transfers [ * ]
                  *[ * ] by Letter of Credit against shipment documents [ * ]

                  all Bank charges will be borne by customer

                  The Letter of Credit should specify the following items:

                  a) L/C to be opened and to be advised to PRIMA INDUSTRIE by telex or fax
                  b) Documentation to be presented to Bank for L/C negotiation within 30 days as from date of issuance of transport documents.

         B.2    DELIVERY
                Ex-works PRIMA INDUSTRIE, Collegno (TO), Italy (INCOTERMS 1990)

                   LASERWORK GOLD 1530 - BASIC KIT COMPONENTS


     -   Disassembled fixed structure of the machine
     -   Assembled "x" carriage with its specific wiring
     -   Assembled "y" carriage with its specific wiring
     -   Assembled "z/f" group including 5" lens kit and capacitive sensor
     -   Disassembled beam delivery system
     -   Mirrors
     -   7.5" lens kit
     -   Pneumatics panel
     -   Pneumatical connections kit
     -   Disassembled "v" carriage for scraps and smokes collection
     -   Gases panel
     -   Gases connections kit
     -   Wiring connection kit
     -   Electromechanic panel
     -   CNC including cabinet
     -   Machine plates for logos, names, safety indications, etc.
     -   Kit of all the other unit components used in connections


     NOTE: The above components are ALL the components of a COMPLETE LW1530 BASIC MACHINE, as per EXHIBIT D page 1/2.





                               ------------------
                                    EXHIBIT E
                               ------------------


   CONFIGURATION FOR LASERWORK GOLD                                     PRIMACH-L
  ------------------------------------------------------ ------------------------------------------------------------------------

   MECHANICAL ENCLOSURE
   ------------------------------------------------------ -----------------------------------------------------------------------
   Degree of protection                                   [  *  ]
   ------------------------------------------------------ ------------------------------------------------------------------------
   Dimensions (height x width x depth)                    (650 x 650 x 635)mm
   ------------------------------------------------------ ------------------------------------------------------------------------
   Weight                                                 80 Kg
   ------------------------------------------------------ ------------------------------------------------------------------------
   Cooling system                                         [  *  ]
   ------------------------------------------------------ ------------------------------------------------------------------------
   Operating temperature                                  0 [  *  ]
   ------------------------------------------------------ ------------------------------------------------------------------------
   Electrical supply                                      [  *  ]
   ------------------------------------------------------ ------------------------------------------------------------------------
   Servodrives                                            Contained in a  separate electromechanical and power unit
   ------------------------------------------------------ ------------------------------------------------------------------------

   BASIC CONTROL UNIT
   ------------------------------------------------------ ------------------------------------------------------------------------
   Architecture                                           [  *  ]
   ------------------------------------------------------ ------------------------------------------------------------------------
   Control boards power supply                            [  *  ]
   ------------------------------------------------------ ------------------------------------------------------------------------
   Man Machine Interface Unit                             [  *  ]
   M4-VME
   ------------------------------------------------------ ------------------------------------------------------------------------
   Main CPU M3                                            [  *  ]
   ------------------------------------------------------ ------------------------------------------------------------------------
   Auxiliary CPU M2                                       [  *  ]
   ------------------------------------------------------ ------------------------------------------------------------------------
   Axis control board CPU MI                              [  *  ]
   ------------------------------------------------------ ------------------------------------------------------------------------
   Digital I/O 32+32                                      [  *  ]
   ------------------------------------------------------ ------------------------------------------------------------------------
   Technological Interface INTEC                          [  *  ]
   ------------------------------------------------------ ------------------------------------------------------------------------
   PLC Board                                              [  *  ]
   ------------------------------------------------------ ------------------------------------------------------------------------




   CONFIGURATION FOR LASERWORK GOLD                                                                           PRIMACH-L
   ------------------------------------------------------ -------------------------------------------------------------------------

   CONTROL UNIT MAIN FEATURES
   ------------------------------------------------------ -------------------------------------------------------------------------
   Number of controlled axes                              [  *  ]
   ------------------------------------------------------ -------------------------------------------------------------------------
   Programming                                            -  Graphic, through CAD workstation and post-processor
                                                          -  Off-line, through Personal Computer or NC console
   ------------------------------------------------------ -------------------------------------------------------------------------
   Programming language                                   [  *  ]
   ------------------------------------------------------ -------------------------------------------------------------------------
   Operating modes                                        -  MANUAL:  only manual movements
                                                          -  PROG:  creation, modification and test of part-programs
                                                          -  PROD:  continuous automatic execution of part-programs
   ------------------------------------------------------ -------------------------------------------------------------------------
   Motion Control                                         -  Point-to-point in joint coordinates
                                                          -  Linear interpolation in cartesian coordinates
                                                          -  Circular interpolation in cartesian coordinates
   ------------------------------------------------------ -------------------------------------------------------------------------
   Linking Trajectories (FLY)                             Different trajectories can be linked to create a smoother trajectory
   ------------------------------------------------------ -------------------------------------------------------------------------
   Special Features                                       -  Rototranslation of part-programs
                                                          -  Scaling factors
                                                          -  Tool radius compensation
                                                          -  Absolute or incremental movements
                                                          -  Mirror:  mirror-execution of part programs with respect to a selected axis
                                                          -  Measuring functions
                                                          -  Projection or "glueing" of 2D figures on a cylinder
                                                          -  Automatic scrap-collector tracking control
   ------------------------------------------------------ -------------------------------------------------------------------------
   Integrated management of technologies                  [  *  ]
   ------------------------------------------------------ -------------------------------------------------------------------------
   Monitoring                                             -  All programs variables, as well as digital and analog I/O scans can be monitored in graphic mode on the NC console
                                                          -  Tool path display
   ------------------------------------------------------ -------------------------------------------------------------------------
   Networking                                             Standard Ethernet board optionally available
   ------------------------------------------------------ -------------------------------------------------------------------------


                               ------------------
                                    EXHIBIT F
                               ------------------



DIAGRAM